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                                                                    Exhibit 23.2



                         RALPH E. DAVIS ASSOCIATES, INC.
                     CONSULTANTS - PETROLEUM AND NATURAL GAS
                          3555 Timmons Lane, Suite 105
                              Houston, Texas 77027
                                 (713) 622-8955







                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the use of our name and the reference to our reports dated October 27, 2000 in the Form 10-K of Castle Energy Corporation for the year ended September 30, 2000.


                                             RALPH E. DAVIS ASSOCIATES, INC.




                                              /s/ ALLEN C. BARRON
                                             ----------------------------------
                                             Allen C. Barron, P.E.
                                             Vice President






Houston, Texas
December 21, 2000